Minimum Future Rental Revenue (Predecessor) (STAG Predecessor Group)	12 Months Ended
Dec. 31, 2010
STAG Predecessor Group
Minimum Future Rental Revenue

6. Minimum Future Rental Revenue

        STAG Predecessor Group leases space to tenants primarily under non-cancelable operating leases, which generally contain provisions for a base rent plus reimbursement for certain operating expenses.

        Future minimum base rentals on non-cancelable operating leases as of December 31, 2010, are as follows:

2011	$21,447
2012	18,510
2013	14,160
2014	11,030
2015	9,633

        The above future minimum lease payments exclude tenant reimbursements, amortization of deferred rent receivables and above/below-market lease intangibles. Some leases are subject to termination options. In general, these leases provide for termination payments should the termination options be exercised. The above table is prepared assuming such options are not exercised.